Exhibit 99.3

IBM Provides Recast Historical Segment Financials To Reflect Offering Realignment

20 April 2020

In 2019, IBM updated its reportable segments and in 2020, this segment structure remains consistent. During the first quarter of 2020, the company realigned offerings and the related management system to reflect divestitures completed in the second half of 2019 and tighter integration of certain industry-related consulting services. Accordingly, IBM is updating its Cloud & Cognitive Software segment, Global Business Services segment and the Other – divested businesses category in the first quarter of 2020 and recasting historical information in these areas for consistency with the go-forward performance. To provide some context of the magnitude of these changes, total recast revenue in 2019 is approximately $0.3 billion of IBM’s total $77 billion. There is no change to the Global Technology Services, Systems, or Global Financing segments, and there is no impact to IBM’s consolidated results.

Management System Change	Resulting Segment Implications
Divestitures of IBM’s risk analytics and regulatory offerings and sales performance management offerings	- Cloud & Cognitive Software (Cognitive Applications) + Other – divested businesses
Realignment of certain industry-related consulting offerings to the Global Business Services segment	- Cloud & Cognitive Software (Cognitive Applications) + Global Business Services (Consulting)

These changes are effective in the first quarter of 2020. Two years of historical recast data is provided in Appendix A. Subsequent to the first quarter, on April 6, 2020, Arvind Krishna became Chief Executive Officer of IBM and announced a number of management changes, which did not impact the company’s reportable segments.

APPENDIX A

Exhibit 1: Recast External Revenue and Gross Profit Information

International Business Machines Corporation

External Revenue and Gross Profit

Note: Items in bold reflect changes from previously reported results

CLOUD & COGNITIVE SOFTWARE SEGMENT	1Q'18	2Q'18	3Q'18	4Q'18	FY'18	1Q'19	2Q'19	3Q'19	4Q'19	FY'19

Total External Revenue	5,025	5,368	4,890	6,574	21,857	4,967	5,563	5,201	7,160	22,891
Cognitive Applications	1,195	1,311	1,252	1,522	5,280	1,238	1,372	1,305	1,542	5,456
Cloud & Data Platforms	1,950	2,079	1,968	2,606	8,603	1,917	2,173	2,308	3,101	9,499
Transaction Processing Platforms	1,880	1,978	1,669	2,446	7,974	1,812	2,018	1,589	2,517	7,936

Gross Profit $ (External)	3,870	4,206	3,750	5,243	17,068	3,753	4,325	3,876	5,695	17,650
Gross Margin % (External)	77.0%	78.4%	76.7%	79.8%	78.1%	75.6%	77.7%	74.5%	79.5%	77.1%

GLOBAL BUSINESS SERVICES SEGMENT	1Q'18	2Q'18	3Q'18	4Q'18	FY'18	1Q'19	2Q'19	3Q'19	4Q'19	FY'19

Total External Revenue	4,175	4,196	4,116	4,309	16,795	4,155	4,197	4,160	4,285	16,798
Consulting	1,927	1,992	1,940	2,047	7,906	2,001	2,020	2,016	2,120	8,157
Application Management	2,002	1,946	1,915	1,989	7,852	1,908	1,919	1,897	1,922	7,646
Global Process Services	246	258	260	273	1,037	247	258	247	243	995

Gross Profit $ (External)	985	1,098	1,235	1,200	4,519	1,087	1,093	1,293	1,181	4,655
Gross Margin % (External)	23.6%	26.2%	30.0%	27.9%	26.9%	26.2%	26.0%	31.1%	27.6%	27.7%

No changes to Global Technology Services, Systems, or Global Financing historical amounts.

Exhibit 2: Recast Management System Segment View

International Business Machines Corporation

Management System Segment View

Note: Items in bold reflect changes from previously reported results

	CLOUD & COGNITIVE SOFTWARE	GLOBAL BUSINESS SERVICES	GLOBAL TECHNOLOGY SERVICES	SYSTEMS	GLOBAL FINANCING	TOTAL SEGMENTS
($M)
2018
TOTAL REVENUE	25,047	17,121				84,235
EXTERNAL REVENUE	21,857	16,795				77,421
INTERNAL REVENUE	3,190	326	No changes to previously reported information			6,813
SEGMENT PRE-TAX INCOME	8,914	1,602				14,562
PRE-TAX INCOME MARGIN	36%	9%				17%
REVENUE YR/YR CHANGE	2.0%	3.0%				1.3%
PRE-TAX INCOME YR/YR CHANGE	10.0%	26.2%				1.2%

($M)
2019
TOTAL REVENUE	25,718	17,076		82,274
EXTERNAL REVENUE	22,891	16,798		76,054
INTERNAL REVENUE	2,827	278	No changes to previously reported information	6,220
SEGMENT PRE-TAX INCOME	7,811	1,623		12,835
PRE-TAX INCOME MARGIN	30%	10%		16%
REVENUE YR/YR CHANGE	2.7%	-0.3%		-2.3%
PRE-TAX INCOME YR/YR CHANGE	-12.4%	1.3%		-11.9%

Reconciliations of IBM as Reported:

Note: Items in bold reflect changes from previously reported results

For the year ended December 31:	2018	2019
Revenue:
Total reportable segments	84,235	82,274
Other - divested businesses	1,961	930
Other revenue	207	162
Elimination of internal transactions	(6,813)	(6,220)
Total IBM consolidated revenue	79,591	77,147

Pre-tax income from continuing operations:
Total reportable segments	14,562	12,835
Amortization of acquired intangible assets	(809)	(1,298)
Acquisition-related charges	(16)	(423)
Non-operating retirement-related (costs)/income	(1,572)	(615)
Elimination of internal transactions	(725)	(290)
Other - divested businesses	287	574
Unallocated corporate amounts	(385)	(617)
Total pre-tax income from continuing operations	11,342	10,166

Exhibit 2 (Continued): Recast Management System Segment View

International Business Machines Corporation

Management System Segment View

Note: Items in bold reflect changes from previously reported results

	CLOUD & COGNITIVE SOFTWARE	GLOBAL BUSINESS SERVICES	GLOBAL TECHNOLOGY SERVICES	SYSTEMS	GLOBAL FINANCING	TOTAL SEGMENTS
($M)
1Q18
TOTAL REVENUE	5,956	4,264				20,268
EXTERNAL REVENUE	5,025	4,175				18,526
INTERNAL REVENUE	931	89	No changes to previously reported information			1,743
SEGMENT PRE-TAX INCOME	1,691	121				2,052
PRE-TAX INCOME MARGIN	28%	3%				10%
REVENUE YR/YR CHANGE	6.6%	4.8%				5.3%
PRE-TAX INCOME YR/YR CHANGE	5.5%	-54.1%				-14.3%

2Q18
TOTAL REVENUE	6,179	4,279		21,238
EXTERNAL REVENUE	5,368	4,196		19,460
INTERNAL REVENUE	811	83	No changes to previously reported information	1,778
SEGMENT PRE-TAX INCOME	2,032	368		3,554
PRE-TAX INCOME MARGIN	33%	9%		17%
REVENUE YR/YR CHANGE	2.9%	2.7%		5.4%
PRE-TAX INCOME YR/YR CHANGE	10.7%	27.5%		13.8%

3Q18
TOTAL REVENUE	5,667	4,193		19,883
EXTERNAL REVENUE	4,890	4,116		18,231
INTERNAL REVENUE	777	77	No changes to previously reported information	1,652
SEGMENT PRE-TAX INCOME	2,067	556		3,747
PRE-TAX INCOME MARGIN	36%	13%		19%
REVENUE YR/YR CHANGE	-2.3%	0.7%		-0.9%
PRE-TAX INCOME YR/YR CHANGE	8.6%	32.8%		0.9%

4Q18
TOTAL REVENUE	7,246	4,385		22,846
EXTERNAL REVENUE	6,574	4,309		21,206
INTERNAL REVENUE	672	77	No changes to previously reported information	1,641
SEGMENT PRE-TAX INCOME	3,125	556		5,208
PRE-TAX INCOME MARGIN	43%	13%		23%
REVENUE YR/YR CHANGE	1.2%	3.6%		-3.6%
PRE-TAX INCOME YR/YR CHANGE	13.3%	86.8%		0.9%

Exhibit 2 (Continued): Recast Management System Segment View

International Business Machines Corporation

Management System Segment View

Note: Items in bold reflect changes from previously reported results

	CLOUD & COGNITIVE SOFTWARE	GLOBAL BUSINESS SERVICES	GLOBAL TECHNOLOGY SERVICES	SYSTEMS	GLOBAL FINANCING	TOTAL SEGMENTS
($M)
1Q19
TOTAL REVENUE	5,808	4,229				19,398
EXTERNAL REVENUE	4,967	4,155				17,731
INTERNAL REVENUE	841	74	No changes to previously reported information			1,668
SEGMENT PRE-TAX INCOME	1,785	298				2,445
PRE-TAX INCOME MARGIN	31%	7%				13%
REVENUE YR/YR CHANGE	-2.5%	-0.8%				-4.3%
PRE-TAX INCOME YR/YR CHANGE	5.6%	145.7%				19.1%

2Q19
TOTAL REVENUE	6,170	4,266		20,131
EXTERNAL REVENUE	5,563	4,197		18,701
INTERNAL REVENUE	607	69	No changes to previously reported information	1,430
SEGMENT PRE-TAX INCOME	2,007	290		2,832
PRE-TAX INCOME MARGIN	33%	7%		14%
REVENUE YR/YR CHANGE	-0.1%	-0.3%		-5.2%
PRE-TAX INCOME YR/YR CHANGE	-1.2%	-21.4%		-20.3%

3Q19
TOTAL REVENUE	5,888	4,230		19,427
EXTERNAL REVENUE	5,201	4,160		17,886
INTERNAL REVENUE	686	70	No changes to previously reported information	1,541
SEGMENT PRE-TAX INCOME	1,290	567		2,661
PRE-TAX INCOME MARGIN	22%	13%		14%
REVENUE YR/YR CHANGE	3.9%	0.9%		-2.3%
PRE-TAX INCOME YR/YR CHANGE	-37.6%	1.9%		-29.0%

4Q19
TOTAL REVENUE	7,853	4,350		23,318
EXTERNAL REVENUE	7,160	4,285		21,737
INTERNAL REVENUE	692	65	No changes to previously reported information	1,581
SEGMENT PRE-TAX INCOME	2,729	469		4,897
PRE-TAX INCOME MARGIN	35%	11%		21%
REVENUE YR/YR CHANGE	8.4%	-0.8%		2.1%
PRE-TAX INCOME YR/YR CHANGE	-12.7%	-15.8%		-6.0%